Exhibit 99.1

INOVALON UPDATES FULL YEAR 2016 FINANCIAL GUIDANCE

Summary

•                  Full year 2016 revenue now expected to be $426 - $428 million

•                  Reduction in guidance due to inability to enter into expected collaboration agreement as a result of unforeseen circumstances impacting counter-party

•                  Company to host investor conference call today, December 12, 2016, at 5:00 PM ET

•                  Company to host Investor Day tomorrow, December 13, 2016

BOWIE, Md. — December 12, 2016 — Inovalon (Nasdaq: INOV), a leading technology company providing advanced cloud-based data analytics and data-driven intervention platforms to the healthcare industry, today lowered its revenue and earnings guidance for full year 2016, as shown in the table below.

As has been previously reported, during 2016, Inovalon has been applying significant resources to the expansion of its platform capabilities to serve an expanded breadth of the healthcare ecosystem. Progress and interest within the targeted market adjacencies of providers, pharmaceuticals, and medical devices has been positive. Also as has been previously reported, the potential size, timing, and likelihood of closing of such opportunities vary.

As an example of one such opportunity, over the past nine months the Company has been developing an application of Inovalon’s platform and negotiating an associated multiyear collaboration agreement for which execution and significant revenue recognition was expected in December 2016. On December 7, the Company was informed by the counter-party that, due to an unexpected material development affecting the counter-party, but unrelated to Inovalon’s product offerings, the counter-party is unable to consummate the transaction at this time.

As a result of both parties’ collaborated work associated with the opportunity over many months, the collaborated effort to reach agreement on the transaction, and the substantial effort the Company had already invested in preparing to deliver upon its obligations under the anticipated contract, the Company expected to record approximately $40 million of revenue in the fourth quarter of 2016.

As a result of the failure to enter into the expected agreement during the fourth quarter of 2016, the Company has revised its full year 2016 guidance as follows:

Inovalon Press Release

Earnings Guidance Update

December 12, 2016

	Previous Guidance Provided August 3, 2016 and reaffirmed November 2, 2016	Updated Guidance
Revenue	$470 million to $490 million	$426 million to $428 million
Net Income	$43 million to $53 million	$25 million to $26 million
Adjusted EBITDA	$130 million to $148 million	$98 million to $100 million
Non-GAAP net income	$60 million to $70 million	$47 million to $48 million
Diluted net income per share	$0.28 to $0.35	$0.16 to $0.17
Non-GAAP diluted net income per share	$0.39 to $0.46	$0.32 to $0.33

These expectations represent the most current information available to management and are subject to change as the Company completes the fourth quarter of 2016.

Given that the unforeseen circumstances affecting the counter-party are outside of our control, the Company cannot offer any assurances that the anticipated agreement, or any related variation thereof, will be consummated at any time or at all.

Keith Dunleavy, M.D., Chief Executive Officer and Chairman of the Board of Inovalon commented: “While this is certainly not the situation we expected or desired, it does demonstrate the level of market opportunity for our platform capabilities, the significance of value that can be driven by those capabilities, and the size and scale at which Inovalon is being called upon to partner and deliver them.”

The Company remains optimistic with respect to the continued advancements of its technology platforms, healthcare industry interconnectivity, dataset breadth, sophistication of analytics, client base, expanding platform applicability, and sales pipeline. At its Investor Day, tomorrow, December 13, the Company will provide further information with respect to these and other topics. Inovalon will webcast the event simultaneously on the Investor Relations section of its website at www.inovalon.com. A replay of the event as well as a copy of presentation materials will be available on the website following the event.

The Company maintains a positive view toward its future growth and margin expansion and expects to issue 2017 guidance after reporting fourth quarter Fiscal 2016 results on or around February 23, 2017.

Conference Call

Inovalon will host a conference call to discuss the update of 2016 guidance outlined in this press release at 5:00 pm Eastern Daylight Time today. To participate in Inovalon’s conference call, please dial (855) 783-2604, conference ID 37103116; international callers should dial (631) 485-4882 using the same conference ID. A replay will be available on Inovalon’s investor relations website (http://investors.inovalon.com).

Inovalon Press Release

Earnings Guidance Update

December 12, 2016

About Inovalon

Inovalon is a leading technology company that combines advanced, cloud-based data analytics, and data-driven intervention platforms, to achieve meaningful insight and impact in clinical and quality outcomes, utilization, and financial performance across the healthcare landscape. Inovalon’s unique achievement of value is delivered through the effective progression of Turning Data into Insight, and Insight into Action®. Large proprietary datasets, advanced integration technologies, sophisticated predictive analytics, data-driven intervention platforms, and deep subject matter expertise deliver a seamless, end-to-end capability that brings the benefits of big data and large-scale analytics to the point of care. Driven by data, Inovalon uniquely identifies gaps in care, quality, data integrity, and financial performance — while bringing to bear the unique capabilities to resolve them. Providing technology that supports hundreds of healthcare organizations in 98.7% of U.S. counties and Puerto Rico, Inovalon’s cloud-based analytical and data-driven intervention platforms are informed by data pertaining to more than 837,000 physicians, 354,000 clinical facilities, and more than 139 million Americans. Through these capabilities, Inovalon is able to drive high-value impact, improving quality and economics for health plans, ACOs, hospitals, physicians, consumers and pharma/life-sciences researchers. For more information, visit www.inovalon.com.

Forward Looking Statements

Certain statements contained in this press release constitute forward-looking statements within the meaning of, and are intended to be covered by the safe harbor provisions of, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements contained in this press release other than statements of historical fact, including but not limited to statements regarding the Company’s expected 2016 financial results, the roll-out of any product or capability, the timing, performance characteristics and utility of any such product or capability, the ability and potential timing of entering into new or renewed contracts with existing clients or entering into agreements with new clients, and the impact of any such product or capability on the healthcare industry, future results of operations and financial position, business strategy and plans, market growth, and objectives for future operations, are forward-looking statements. The words “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” and similar expressions are intended to identify forward-looking statements. Forward-looking statements in this press release include, but are not limited to, strategies and business plans, expectations regarding future results, and financial guidance for the full-year 2016. Inovalon has based these forward-looking statements largely on current expectations and projections about future events and trends that may affect financial

Inovalon Press Release

Earnings Guidance Update

December 12, 2016

condition, results of operations, business strategy, short-term and long-term business operations and objectives, and financial needs, including the timing and expectations of entering into contracts or collaboration agreements with clients and the timing of such matters. These forward-looking statements are subject to a number of risks, uncertainties, and assumptions, which could cause the future events and trends discussed in this press release not to occur and could cause actual results to differ materially and adversely from those anticipated or implied in the forward-looking statements.

These risks, uncertainties, and assumptions include, among others: the Company’s ability to continue and manage growth; ability to grow the client base, retain and renew the existing client base and maintain or increase the fees and activity with existing clients and the timing of any such activities; the effect of the concentration of revenue among top clients; the ability to innovate new services and adapt platforms and toolsets; the ability to successfully implement growth strategies, including the ability to expand into adjacent verticals, such as direct to consumer, growing channel partnerships, expanding internationally and successfully pursuing acquisitions; the ability to successfully integrate our acquisitions and the ability of the acquired business to perform as expected; the successful implementation and adoption of new platforms and solutions, including Data Diagnostics®; the possibility of technical, logistical or planning issues in connection with the Company’s investment in and successful deployment of the Company’s products, services and technological advancements; the impact of pending M&A activity in the managed care industry, including potential positive or negative impact on existing contracts or the demand for new contracts; the effects of and costs associated with compliance with regulations applicable to the Company, including regulations relating to data protection and data privacy; the ability to protect the privacy of clients’ data and prevent security breaches; the effect of competition on the business; and the efficacy of the Company’s platforms and toolsets. Additional information is also set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2015, filed with the SEC on February 26, 2016, included under the heading Item 1A, “Risk Factors.” The Company is under no duty to, and disclaims any obligation to, update any of these forward-looking statements after the date of this press release or conform these statements to actual results or revised expectations, except as required by law.

Inovalon Press Release

Earnings Guidance Update

December 12, 2016

Inovalon Holdings, Inc.

Forward-Looking Guidance Adjusted EBITDA

(Unaudited)

	Guidance Range
	Year Ending December 31, 2016
(In millions)	Low	High

Reconciliation of Forward-Looking Guidance Net Income to Adjusted EBITDA:

Net income	$25	$26
Depreciation and amortization	37	38
Interest expense	5	5
Interest income	(6)	(6)
Provision for income taxes (1)	13	13
EBITDA	74	76
Stock-based compensation	10	10
Acquisition costs:
Transaction costs	1	1
Contingent consideration	12	12
Tax on equity exercises	—	—
Other non-comparable items	1	1
Adjusted EBITDA	$98	$100

(1) A 40% tax rate is assumed in order to approximate the Company’s effective corporate tax rate.

Inovalon Holdings, Inc.

Forward-Looking Guidance Non-GAAP net income

(Unaudited)

	Guidance Range
	Year Ending December 31, 2016
(In millions, except per share amounts)	Low	High
Reconciliation of Forward-Looking Guidance Net Income to Non-GAAP net income:
Net income	$25	$26
Stock-based compensation	10	10
Acquisition costs:
Transaction costs	1	1
Contingent consideration	12	12
Amortization of acquired intangible assets	11	11
Tax on equity exercises	—	—
Other non-comparable items	1	1
Tax impact of add-back items (1)	(13)	(13)
Non-GAAP net income	$47	$48

GAAP diluted net income per share	$0.16	$0.17
Non-GAAP diluted net income per share	$0.32	$0.33

Weighted average shares of common stock outstanding - diluted	151	151

(1) A 40% tax rate is assumed in order to approximate the Company’s effective corporate tax rate.

Non-GAAP Financial Measures

Inovalon provides the measures Adjusted EBITDA, Adjusted EBITDA margin, and Non-GAAP net income as additional information for evaluating the Company’s operating results. These measures are not prepared in accordance with, or as an alternative for, GAAP accounting and may be different from non-GAAP measures used by other companies.

Investors frequently have requested information from management regarding depreciation, amortization and other non-cash charges, such as stock-based compensation, as well as the

Inovalon Press Release

Earnings Guidance Update

December 12, 2016

impact of non-comparable items and management believes, based on discussions with investors, that these non-GAAP measures enhance investors’ ability to assess Inovalon’s historical and projected future financial performance. While management believes these non-GAAP financial measures provide useful supplemental information to investors, there are limitations associated with the use of non-GAAP financial measures. For example, one limitation of Adjusted EBITDA is that it excludes depreciation and amortization, which represents the periodic costs of certain capitalized tangible and intangible assets used in generating revenues in our business. Inovalon compensates for these limitations by using these non-GAAP financial measures as supplements to GAAP financial measures and by reconciling the non-GAAP financial measures to their most comparable GAAP financial measures. Investors are encouraged to review the reconciliations of these non-GAAP financial measures to the comparable GAAP measures that are provided above.

These non-GAAP measures include financial information that is prepared in accordance with GAAP and presented in our consolidated financial statements and are used to evaluate our business, measure our performance, develop financial forecasts and make strategic decisions and as an important factor in determining variable compensation.

Adjusted EBITDA and Adjusted EBITDA Margin

The Company defines Adjusted EBITDA as net income calculated in accordance with GAAP, adjusted for the impact of depreciation and amortization, realized losses on short-term investments, gain on disposal of equipment, interest expense, interest income, provision for income taxes, stock-based compensation, acquisition costs, tax on equity exercises, and other non-comparable items. A reconciliation of net income, which is the most directly comparable GAAP financial measure, to Adjusted EBITDA is provided above.

Adjusted EBITDA margin is the Company’s calculation of Adjusted EBITDA, divided by revenue calculated in accordance with GAAP.

The Company uses Adjusted EBITDA and Adjusted EBITDA margin as supplemental measures of performance to gain insight into operating effectiveness. The Company uses Adjusted EBITDA and Adjusted EBITDA margin as key metrics to assess its ability to increase revenues while controlling expense growth and the scalability of the Company’s business model. The Company believes that the exclusion of the expenses eliminated in calculating Adjusted EBITDA and Adjusted EBITDA margin provides management and investors a useful measure for period-to-period comparisons of the Company’s core business and operating results by excluding items that are not comparable across reporting periods or that do not otherwise relate to the Company’s ongoing operating results. Accordingly, the Company believes that Adjusted EBITDA and Adjusted EBITDA margin provide useful information to investors and others in understanding and evaluating the Company’s operating results. However, use of Adjusted EBITDA and Adjusted EBITDA margin as analytical tools has limitations, and investors and others should not consider them in isolation or as substitutes for analysis of our financial results as reported under GAAP. In addition, other companies, including companies in Inovalon’s industry, might calculate Adjusted EBITDA and Adjusted EBITDA margin or similarly titled measures differently, which may reduce their usefulness as comparative measures.

Inovalon Press Release

Earnings Guidance Update

December 12, 2016

Non-GAAP net income

The Company defines Non-GAAP net income as net income calculated in accordance with GAAP, adjusted to exclude tax-affected stock-based compensation expense, acquisition costs, amortization of acquired intangible assets, tax on equity exercises, and other non-comparable items.

The Company uses Non-GAAP net income as a supplemental measure of performance to gain insight into financial effectiveness. The Company uses Non-GAAP net income as a key metric to assess its ability to increase revenues while controlling expense growth and the scalability of its business model. The Company believes that the exclusion of the expenses eliminated in calculating Non-GAAP net income provides management and investors a useful measure for period to period comparisons of the Company’s core business and financial results by excluding items that are not comparable across reporting periods or that do not otherwise relate to its ongoing financial results. Accordingly, the Company believes that Non-GAAP net income provides useful information to investors and others in understanding and evaluating the Company’s performance. However, use of Non-GAAP net income as an analytical tool has limitations, and investors and others should not consider this measure in isolation or as a substitute for analysis of the Company’s financial results as reported under GAAP. In addition, other companies, including companies in Inovalon’s industry, might calculate Non-GAAP net income or similarly titled measures differently, which may reduce their usefulness as comparative measures.

Contacts:

Inovalon

Kim Collins

Phone: 301-809-4000 x1473

kcollins@inovalon.com

George Price (Investors)

Phone: 301-809-4000 x1190

gprice@inovalon.com